Exhibit 99.1

Equity Bancshares, Inc. Announces Greg Kossover as Chief Operating Officer, Craig Anderson as President, and Hire of Eric Newell as Chief Financial Officer

Strengthens leadership team, positions company for future business combination opportunities and continued innovation, development and growth in sales and operations

WICHITA, Kan., April 29, 2020 (GLOBE NEWSWIRE) -- Equity Bancshares, Inc. (NASDAQ: EQBK), (“Equity”, “we”, “us”, “our”), the Wichita-based holding company of Equity Bank, announced the hire of Eric R. Newell as Chief Financial Officer (“CFO”), as well as changes in roles among its senior leadership team, including Chief Financial Officer Gregory H. Kossover becoming Chief Operating Officer, and Craig L. Anderson moving to serve as President of Equity Bank.

Mr. Newell will join Equity on April 30, 2020 and assume CFO duties after the completion of the second quarter reporting period and following the filing of Equity’s second quarter 10-Q, after June 30, 2020. Mr. Kossover will be working with Mr. Newell, and assisting in the transition over the next 90 days.

“It’s a time of change in our industry, but I’m extremely pleased in the leadership, accomplishments and talent of our senior management team, including Greg and Craig,” said Brad S. Elliott, Chairman and CEO of Equity. “I’m excited to supplement our key leaders and welcome Eric, a talented financial leader with experience leading super-community banks and a great addition to our skilled leadership group.”

“We believe that we are positioned to help our customers considerably during the years to come, as well as to continue our high standards of credit administration, innovations within our product and service delivery,” said Mr. Elliott. “We’ll continue to review merger opportunities based on culture and fit first, and I’m excited to have a leadership team with Greg, Craig, and Eric that can help us continue to build on our success.”

Mr. Kossover joined Equity Bank in 2013 as Chief Financial Officer after serving on the Board of Directors of Equity Bancshares, Inc., and was instrumental in Equity’s 2015 Initial Public Offering as well as nine business combinations while leading Equity’s finance and accounting teams and serving as Executive Vice President. Mr. Kossover will continue with Equity’s senior leadership team and continue to serve on Equity’s Board of Directors. His new role will include leadership of the operations, credit, information technology, and human resources teams.

Mr. Anderson joined Equity Bank in 2018 after serving as President of Commercial Banking and leadership roles for more than 30 years, most recently at UMB Financial in Kansas City, Mo. As President, Mr. Anderson will lead all commercial banking and sales efforts throughout Equity’s four states, including commercial lending, commercial banking, and Equity’s Trust and Wealth Management division, started in 2019.

“Greg has helped us build this company and scale it to what it is today, and his discipline, intelligence, and work ethic have helped Equity more than double in asset size during the last seven years, and I’m eager to have his leadership over key areas, processes and departments,” said Mr. Elliott. “Craig is an outstanding commercial banker and has energized our sales teams, leaders, and bankers throughout our footprint. We continue to strengthen our leadership team with bankers who embody entrepreneurial spirit, and a commitment to serving our customers.”

Mr. Newell joins Equity after most recently serving as Chief Financial Officer at United Bank, a subsidiary of United Financial Bancorp, Inc. (“United”), a $7.3 billion community bank headquartered in Hartford, Conn, through completion of United’s merger into People's United Financial, Inc. (NASDAQ: PBCT). Mr. Newell was responsible for the oversight of financial and accounting management, internal and external financial reporting, interest rate risk management, liquidity management, and capital management. Mr. Newell received a B.S. in Business Administration with a concentration in Finance and Marketing from Northeastern University in Boston, MA, and is a chartered financial analyst.

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the holding company for Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, trust and wealth management services and treasury management services, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the NASDAQ Global Select Market under the symbol “EQBK.” Learn more at www.equitybank.com.

No Offer or Solicitation

This press release shall not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include COVID-19 related impacts; competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2020, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, such as COVID-19, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Investor Contact:

Chris Navratil
SVP, Finance
Equity Bancshares, Inc.
(316) 612-6014
cnavratil@equitybank.com

Media Contact:

John J. Hanley
SVP, Senior Director of Marketing
Equity Bancshares, Inc.
(816) 505-4063
jhanley@equitybank.com